Summary of Significant Accounting Policies (Details) - Schedule of fair value measurements of assets and liabilities measured at fair value on a recurring basis - Agency mortgage-backed: residential [Member] - USD ($)
$ in Thousands
	Jun. 30, 2022	Jun. 30, 2021
Fair Value	$ 10,477	$ 33
Quotes Prices in Active Markets for Identical Assets (Level 1) [Member]
Fair Value
Significant Other Observable Inputs (Level 2) [Member]
Fair Value	10,477	33
Significant Unobservable Inputs (Level 3) [Member]
Fair Value